                     VERTEX INTERACTIVE, INC. AND SUBSIDIARIES
                              PRO-FORMA BALANCE SHEET
                                    (Unaudited)



                                                                                                                Pro-forma
                                                                 December 31, 2001     (A)          (B)     December 31, 2001
                                                               --------------------------------------------------------------

CURRENT ASSETS:
Cash and cash equivalents                                                $1,534,130               $ (9,553)      $1,524,577
Accounts receivable, less allowance for doubtful accounts
  of $380,892                                                             9,467,514                               9,467,514
Inventories, net                                                          4,892,332                               4,892,332
Prepaid expenses and other current assets                                 1,302,707                               1,302,707
                                                               ------------------------------------------------------------
Total current assets                                                     17,196,683      -          (9,553)      17,187,130

PROPERTY, EQUIPMENT, AND CAPITAL LEASES
Property and Equipment                                                    6,375,705                               6,375,705
Capital Leases                                                              345,084                                 345,084
                                                               ------------------------------------------------------------
   Total property, equipment and capital leases                           6,720,789      -           -            6,720,789

Less:     Accumulated depreciation and amortization                      (2,518,601)                             (2,518,601)
                                                               ------------------------------------------------------------

Net property, equipment and capital leases                                4,202,188      -           -            4,202,188

OTHER  ASSETS:
Intangible Assets, net of amortization of $4,132,138                     29,063,183                              29,063,183
Capitalized software, net of amortization of $59,507                        385,473                                 385,473
Other assets                                                              1,741,240                               1,741,240
                                                               ------------------------------------------------------------
Total other assets                                                       31,189,896      -          -            31,189,896
                                                               ------------------------------------------------------------
Total assets                                                           $ 52,588,767    $ -        $ (9,553)    $ 52,579,214
                                                               ============================================================

                     VERTEX INTERACTIVE, INC. AND SUBSIDIARIES
                              PRO-FORMA BALANCE SHEET
                                    (Unaudited)

                                                                                                                Pro-forma
                                                                 December 31, 2001     (A)          (B)      December 31, 2001
                                                               --------------------------------------------------------------
CURRENT LIABILITIES:
Current portion of obligations under capital leases             $ 200,098                                       $    200,098
Bank credit lines                                               1,879,827                                          1,879,827
Convertible notes payable                                       2,000,000                                          2,000,000
Convertible notes payable - related parties                       359,375                                            359,375
Notes payable                                                   2,460,911                                          2,460,911
Mortgage notes payable current portion                             77,518                                             77,518
Accounts payable                                                6,663,859                                          6,663,859
Acquisition related accruals                                      329,485                                            329,485
Litigation related accruals                                     3,843,400     $(1,440,000)                         2,403,400
Other accrued expenses and liabilities                         10,839,735                      $(218,717)         10,621,018
Advances from customers                                           603,851                                            603,851
Deferred revenue                                                5,089,374                                          5,089,374
                                                           ------------------------------------------------------------------
Total current liabilities                                      34,347,433      (1,440,000)      (218,717)         32,688,716

LONG-TERM LIABILITIES:
Obligations under capital leases                                   21,670                                             21,670
Mortgage notes payable                                          1,349,637                                          1,349,637
Convertible notes payable - related parties                     8,500,000                       (781,283)          7,718,717
Other long term liabilities                                       126,572                                            126,572
                                                           ------------------------------------------------------------------
Total long-term liabilities                                     9,997,879         -             (781,283)          9,216,596

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Series A preferred stock, par value $.01 per share; 2,000,000 shares authorized, 1,356,852 issued and outstanding
 ($10,000,000 aggregate liquidation preference)                    13,569                                             13,569
Series B preferred stock, par value $0.01 per share; 1,000
 shares authorized, 1,000 issued and outstanding
 ($1,000,000 aggregate liquidation preference)                         10                                                 10
Series C preferred stock, par value $.01 per share;
 10,000 shares authorized, 997 issued and outstanding                                                 10                  10
Common stock, par value $.005 per share; 75,000,000 shares
 authorized; 35,663,059 shares issued at December 31, 2001        178,316                                            178,316
Additional paid-in capital                                    151,841,925       1,440,000        990,437         154,272,362
Deferred compensation                                            (113,483)                                          (113,483)
Accumulated deficit                                          (141,998,533)                                      (141,998,533)
Accumulated other comprehensive loss                           (1,633,180)                                        (1,633,180)
                                                           ------------------------------------------------------------------
                                                                8,288,624       1,440,000        990,447          10,719,071
Less: Treasury stock, 40,055 shares (at cost)                     (45,169)                                           (45,169)
                                                           ------------------------------------------------------------------
Total stockholders' equity                                      8,243,455       1,440,000        990,447          10,673,902
                                                           --------------------------------------------------------------------
Total liabilities and stockholders' equity                   $ 52,588,767          $ -          $ (9,553)       $ 52,579,214
                                                           ====================================================================

(A) Record issuance of stock options in settlement of litigation
(b) Record conversion of $781,283 of convertible debt and $212,164 of accrued interest, less $3,000 payment of fractional share value, into 997 shares of Series C preferred stock, and payment of $6,553 of accrued interest